2Q 2017 Earnings Call July 19, 2017 Exhibit 99.1

Safe Harbor Statement Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “goals” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this release. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; costs associated with any modification or termination of our aircraft orders; our ability to utilize our net operating losses; our ability to attract and retain customers; potential reputational or other impact from adverse events in our operations; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic and political conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); our ability to cost-effectively hedge against increases in the price of aircraft fuel, if we decide to do so; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; economic and political instability and other risks of doing business globally; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the effects of any technology failures or cybersecurity breaches; disruptions to our regional network; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances; the success of our investments in airlines in other parts of the world; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements and environmental regulations); the impact of regulatory, investigative and legal proceedings and legal compliance risks; the impact of any management changes; labor costs; our ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.

Oscar Munoz Opening Remarks Chief Executive Officer

EPS including special charges increased 49.4%; 5.4% excluding special charges Achieved pre-tax margin of 12.7%; 13.2% excluding special charges #1 among our largest competitors in completion, on-time departures and on-time arrivals Redoubled focus on customer centricity – involuntary denied boardings down 88% in June Investor Day initiatives on-track Earnings Per Share Note: For a GAAP to non-GAAP reconciliation, see Appendix A

Scott Kirby President Operations and Revenue Update

Best second quarter airline operation among major competitors Completion factor1 D:001 1 Mainline (all domestic and international flights) 2 As reported to the Department of Transportation; reflects April and May only 81.1% A:141 Mishandled bag ratio2

Geographic region overview Domestic Consolidated Latin Pacific Atlantic 1 Based on capacity from 3Q16-2Q17 2 PRASM as compared to 3Q16 % ASMs1 2Q17 YOY PRASM H/(L) Notes 3Q17 outlook2 55% 2.4% Met expectations Roughly flat 18% 3.3% Strong US point-of-sale & front cabin demand Roughly flat 17% (5.5%) China & Hong Kong weakness Similar to 2Q 10% 7.8% Brazil & beach markets led recovery Positive, but less than 2Q 2.1% Consistent with 1.0% - 3.0% guide (1.0%) – 1.0%

2017 consolidated capacity is still expected to grow 2.5% to 3.5% ~4.0% 1.0% - 2.0% 5.5% - 6.5% 3Q17 capacity outlook Year-over-year H/(L) FY17 capacity outlook Year-over-year H/(L) 2.5% - 3.5% 1.0% - 2.0% 3.5% - 4.5%

Operational reliability continues to set company records Basic Economy rolled out to all mainland U.S. domestic markets; we are pleased with the results New summer capacity growth is efficient and performing well Rebanking begins in the fall in IAH, with ORD and DEN following in 2018 Phase I of revenue management system enhancements coming in third quarter Strategic initiatives on track Expect earnings improvement to come from all areas of the business

Andrew Levy Financial Update Executive Vice President and Chief Financial Officer

2Q17 GAAP earnings per share, diluted of $2.66 $B 2Q17 2Q16 H/(L)2 Total revenue $10.0 $9.4 6.4% Fuel expense $1.7 $1.4 16.1% Non-fuel expense1 $7.0 $7.1 NM Pre-tax earnings $1.3 $0.9 36.8% Net income $0.8 $0.6 39.1% Earnings per share, diluted $2.66 $1.78 49.4% Weighted average shares, diluted 308 331 (6.9%) Pre-tax margin 12.7% 9.9% 2.8 pts. 1 Includes non-fuel operating expense and non-operating expense. 2 H/(L) percentage calculated off of amounts in millions except per share data. See Appendix A

2Q17 non-GAAP earnings per share, diluted of $2.75 $B 2Q17 2Q16 H/(L)3 Total revenue $10.0 $9.4 6.4% Fuel expense $1.7 $1.4 16.1% Non-fuel expense1,2 $7.0 $6.6 6.4% Pre-tax earnings2 $1.3 $1.4 (3.0%) Net income2 $0.8 $0.9 (2.0%) Earnings per share, diluted2 $2.75 $2.61 5.4% Weighted average shares, diluted 308 331 (6.9%) Pre-tax margin2 13.2% 14.5% (1.3 pts.) Note: For a GAAP to non-GAAP reconciliation, see Appendix A 1 Includes non-fuel operating expense and non-operating expense 2 Excludes special charges 3 H/(L) percentage calculated off of amounts in millions except per share data. See Appendix A

Total CASM was down 1.0% in the second quarter Total CASM Year-over-year H/(L) 1 While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges, as well as an estimate of full-year profit sharing, with reasonable certainty. For a GAAP to non-GAAP reconciliation, see Appendix A 1 1

Pace of non-fuel unit cost growth expected to slow in the second half of 2017 2.5% - 3.5% 2.0% - 3.0% Non-fuel CASM1,2 Year-over-year H/(L) 1 While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges, as well as an estimate of full-year profit sharing, with reasonable certainty. For a GAAP to non-GAAP reconciliation, see Appendix A 2 Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges, the nature of which are not determinable at this time Full-year non-fuel CASM1,2 guidance remains unchanged at 2.5% - 3.5%

Balance sheet and capital allocation update Ended with $6.6B liquidity, increased by $0.2B during the quarter Pension Shareholder Returns 2Q buybacks of $422M ($74/share on average) Funded $160M in 2Q $240M contributed year-to-date Target to fund $400M in 2017 Repurchased 6% of shares outstanding over the last year ($63/share on average) $4.9B worth of shares repurchased since program inception and $1.1B in authority remaining

Increasing 2017 capex guidance to $4.6B - $4.8B Expect capex to decrease ~$1B in 2018 versus 2017’s elevated level 1 Net change on pre-delivery payments based on change to future delivery schedule

Guidance Summary

	3Q17	FY17
Capacity	~4.0%	2.5% - 3.5%
PRASM	(1.0%) – 1.0%	
CASM ex[1,2]	2.0% - 3.0%	2.5% - 3.5%
Fuel price[3]	$1.56 - $1.61	
Pre-tax margin[1]	12.5% - 14.5%	
Capex[4]	$1.15B - $1.25B	$4.6B - $4.8B

[1] Excludes special charges, the nature and amount of which are not determinable at this time
[2] Excludes fuel, profit sharing, and third-party business expenses.Third-party business revenue associated with third-party business expenses is recorded in other revenue
[3] Fuel price including taxes and fees and this price per gallon corresponds to fuel expense as reported in the income statement
[4] Capital expenditures include net purchase deposits and are further adjusted to include assets acquired through the issuance of debt and capital leases and airport construction financing while excluding fully reimbursable capital projects. The Company believes this is useful to investors in order to appropriately reflect the non-reimbursable funds spent on capital expenditures

17

Oscar Munoz Closing Remarks Chief Executive Officer

Question & Answer Session

Appendix A: reconciliation of GAAP to Non-GAAP financial measures UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including income (loss) before taxes excluding special charges, pre-tax margin excluding special charges, net income (loss) excluding special charges, net earnings (loss) per share excluding special charges, and CASM, as adjusted, among others. UAL believes that adjusting for special charges is useful to investors because special charges are non-recurring charges not indicative of UAL’s ongoing performance. For additional information related to special charges, see the press release issued by UAL dated July 18, 2017, filed on that date with the SEC as an exhibit to UAL’s Form 8-K. (in millions, except pre-tax margin and per share data) Three Months Ended June 30, Income before income taxes excluding special charges 2017 2016 Income before income taxes $1,274 $931 Less: special charges and hedge adjustments before income taxes 44 428 Income before income taxes excluding special charges and reflecting hedge adjustments (Non-GAAP) $1,318 $1,359 Pre-tax margin excluding specials Total operating revenue $10,000 $9,396 Pre-tax margin 12.7% 9.9% Pre-tax margin excluding special charges and reflecting hedge adjustments (Non-GAAP) 13.2% 14.5% Net income, excluding special charges Net income $818 $588 Less: special charges and hedge adjustments before income taxes 44 428 Less: tax effect related to special charges and hedge adjustments (16) (153) Net income, excluding special charges and reflecting hedge adjustments (Non-GAAP) $846 $863 Diluted earnings per share $2.66 $1.78 Less: special charges and hedge adjustments 0.14 1.29 Less: tax effect related to special charges and hedge adjustments (0.05) (0.46) Diluted earnings per share, excluding special charges and reflecting hedge adjustments (Non-GAAP) $2.75 $2.61 Weighted average shares, diluted 308 331

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued) UAL also presented non-fuel expense excluding special charges. UAL believes that adjusting for special charges is useful to investors because special charges are non-recurring charges not indicative of UAL’s ongoing performance. (in millions) Three Months Ended June 30, Non-Fuel Expense 2017 2016 Total operating expense $8,601 $8,336 Less: Aircraft fuel (1,669) (1,437) Add: Total nonoperating expense 125 129 Non-fuel expense 7,057 7,028 Less: Special charges (44) (428) Non-Fuel Expense excluding special charges (Non-GAAP) $7,013 $6,600

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued) CASM is a common metric used in the airline industry to measure an airline’s cost structure and efficiency. UAL reports CASM excluding profit sharing, third-party business expenses, fuel, and special charges. UAL believes that adjusting for special charges is useful to investors because special charges are non-recurring charges not indicative of UAL’s ongoing performance. UAL believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, provides more meaningful disclosure because these expenses are not directly related to UAL’s core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management’s performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. Year-over-Year (in cents per available seat mile and percentage change) Three Months Ended June 30, % Increase/ (Decrease) Non-Fuel CASM Consolidated 2017 2016 Cost per available seat mile (CASM) 12.75 12.88 (1.0) Less: Special charges (a) 0.07 0.67 NM Less: Third-party business expenses 0.11 0.09 22.2 Less: Fuel expense 2.47 2.22 11.3 CASM, excluding special charges, third-party business expenses and fuel (Non-GAAP) 10.10 9.90 2.0 Less: Profit sharing per available seat mile 0.23 0.33 (30.3) CASM, excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP) 9.87 9.57 3.1 (a) Excludes special charges, such as the impact of certain primarily non-cash impairment, severance and other similar accounting charges.

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued) CASM is a common metric used in the airline industry to measure an airline’s cost structure and efficiency. UAL reports CASM excluding special charges, third-party business expenses, fuel and profit sharing. UAL believes that adjusting for special charges is useful to investors because special charges are non-recurring charges not indicative of UAL’s ongoing performance. UAL also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, provides more meaningful disclosure because these expenses are not directly related to UAL’s core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management’s performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. (a) Excludes special charges, the nature of which are not determinable at this time. While the Company anticipates that it will record such special charges throughout the year, at this time the Company is unable to provide an estimate of these charges, as well as an estimate of full-year profit sharing, with reasonable certainty. Consolidated Unit Cost (¢/ASM) Estimated 3Q 2017 Consolidated CASM Excluding Special Charges (a) 12.27 – 12.52 Less: Profit Sharing Expense 0.23 – 0.28 Consolidated CASM Excluding Profit Sharing & Special Charges 12.04 – 12.24 Less: Third-Party Business Expense 0.09 – 0.10 Consolidated CASM Excluding Profit Sharing, Third-Party Business Expenses & Special Charges 11.95 – 12.14 Less: Fuel Expense (b) 2.39 – 2.49 Consolidated CASM, Excluding Fuel, Profit Sharing, Third-Party Business Expense & Special Charges 9.56 – 9.65 Consolidated Unit Cost (¢/ASM) Estimated FY 2017 Consolidated CASM Excluding Profit Sharing & Special Charges (a) 12.61 – 12.79 Less: Third-Party Business Expense and Fuel Expense (b) 2.55 – 2.64 Consolidated CASM Excluding Fuel, Profit Sharing, Third-Party Business Expense & Special Charges 10.06 – 10.15